Exhibit 99.1

KCS: William H. Galligan, 816-983-1551, bgalligan@kcsouthern.com

Kansas City Southern Reports Fourth Quarter and Full-Year 2015

Fourth Quarter 2015 Results

•	Revenue of $598 million, a decrease of 7% from fourth quarter 2014.

•	Operating income of $219 million, 2% higher than a year ago.

•	Operating ratio of 63.4%, compared with 66.7% in fourth quarter 2014.

•	Diluted earnings per share of $1.28. Adjusted diluted earnings per share of $1.23 for fourth quarter 2015, a 3% decrease compared to fourth quarter 2014.

Kansas City, Mo., January 22, 2016. Kansas City Southern (KCS) (NYSE:KSU) reported fourth quarter 2015 revenues of $598 million. Overall, carload volumes were 2% lower than in fourth quarter 2014. Excluding the estimated impacts of Mexican peso depreciation and lower U.S. fuel prices, revenue was flat compared to the fourth quarter of 2014.

Operating expenses in the fourth quarter were $379 million, 12% lower than 2014. Excluding the estimated impacts of Mexican peso depreciation and lower U.S. fuel prices, operating expenses decreased 3% compared to the fourth quarter of 2014.

Operating income for the fourth quarter of 2015 was $219 million compared with $214 million a year ago, a 2% increase. KCS reported a fourth quarter 2015 operating ratio of 63.4%, a 3.3 point improvement from fourth quarter 2014. Reported net income in the fourth quarter of 2015 totaled $140 million, or $1.28 per diluted share, compared with $142 million, or $1.28 per diluted share, in the fourth quarter of 2014. Excluding debt retirement and exchange costs, and the impacts of foreign exchange rate fluctuations, adjusted diluted earnings per share for fourth quarter 2015 was $1.23 compared to $1.27 in 2014.

For the full year of 2015, revenue was $2.4 billion, down 6% from 2014. Carloads for 2015 were 2.2 million, a decrease of 3% from the prior year. After adjusting for lease termination costs, full-year operating income was $813 million. Full-year 2015 adjusted operating income decreased 4% from the prior year’s adjusted operating income. The Company’s 2015 adjusted operating ratio was 66.4% compared with the adjusted operating ratio of 67.1% in 2014, a 0.7 point improvement.

Reported net income in 2015 totaled $485 million, or $4.40 per diluted share, compared with $504 million, or $4.55 per diluted share, in 2014. Excluding lease termination, debt retirement and exchange costs, and the impacts of foreign exchange rate fluctuations, adjusted diluted earnings per share for 2015 was $4.49 compared to $4.82 in 2014.

“KCS’ ability to react to a rapidly changing market and operational conditions was clearly evidenced during the fourth quarter in which not only did the Company have to contend with an unsettled economy but also with a hurricane in Mexico and floods in a key section of its U.S. rail network,” stated Chief Executive Officer David L. Starling. “Despite these challenges, KCS attained a fourth quarter 2015 operating ratio of 63.4%, a 3.3 point improvement from the prior year. System velocity and system dwell metrics also improved, returning KCS to the top tier of Class I railroads in these categories.”

“Though our industry still must contend with economic uncertainty in 2016, the progress we have made during 2015 gives us confidence that KCS is positioned to maximize its near-term and longer-term business opportunities.”

GAAP Reconciliations
($ in millions, except per share amounts)

Reconciliation of Diluted Earnings per Share to Adjusted
Diluted Earnings per Share	Three Months Ended December 31, 2015
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$186.7	$46.7	$140.0	$1.28
Adjustments for:
Debt retirement and exchange costs	7.6	2.7	4.9	0.05
Foreign exchange loss	4.5	1.4	3.1	0.03
Foreign exchange component of income taxes	—	13.9	(13.9)	(0.13)
Adjusted	$198.8	$64.7	134.1
Less: Noncontrolling interest			(0.7)
Adjusted net income available to common
stockholders - see (a) below			$133.4	$1.23

	Three Months Ended December 31, 2014
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$170.2	$28.5	$141.7	$1.28
Adjustments for:
Foreign exchange loss	31.4	9.4	22.0	0.20
Foreign exchange component of income taxes	—	22.9	(22.9)	(0.21)
Adjusted	$201.6	$60.8	140.8
Less: Noncontrolling interest			(0.7)
Adjusted net income available to common
stockholders - see (a) below			$140.1	$1.27

GAAP Reconciliations (continued)
($ in millions, except per share amounts)

Reconciliation of Diluted Earnings per Share to Adjusted
Diluted Earnings per Share (continued)	Twelve Months Ended December 31, 2015
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$672.6	$187.3	$485.3	$4.40
Adjustments for:
Lease termination costs	9.6	2.9	6.7	0.06
Debt retirement and exchange costs	7.6	2.7	4.9	0.04
Foreign exchange loss	56.6	17.0	39.6	0.36
Foreign exchange component of income taxes	—	40.5	(40.5)	(0.37)
Adjusted	$746.4	$250.4	496.0
Less: Noncontrolling interest and preferred
stock dividends			(2.0)
Adjusted net income available to common
stockholders - see (a) below			$494.0	$4.49

	Twelve Months Ended December 31, 2014
	Income Before Income Taxes	Income Tax Expense	Net Income	Diluted Earnings per Share
As reported	$713.1	$208.8	$504.3	$4.55
Adjustments for:
Lease termination costs	38.3	13.0	25.3	0.23
Debt retirement and exchange costs	6.6	2.2	4.4	0.04
Foreign exchange loss	35.5	10.6	24.9	0.22
Foreign exchange component of income taxes	—	24.2	(24.2)	(0.22)
Adjusted	$793.5	$258.8	534.7
Less: Noncontrolling interest and preferred
stock dividends			(1.9)
Adjusted net income available to common
stockholders - see (a) below			$532.8	$4.82

GAAP Reconciliations (continued)
($ in millions)

Reconciliation of Operating Expenses to Adjusted	Twelve Months Ended
Operating Expenses	December 31,
	2015	2014
Operating expenses as reported	$1,615.0	$1,768.0
Adjustment for lease termination costs	(9.6)	(38.3)
Adjusted operating expenses - see (b) below	$1,605.4	$1,729.7

Operating income as reported	$803.8	$809.1
Adjusted operating income - see (b) below	813.4	847.4

Operating ratio (c) as reported	66.8%	68.6%
Adjusted operating ratio - see (b) and (c) below	66.4%	67.1%

Revenue Change Excluding Estimated Foreign Exchange
and U.S. Fuel Price Impacts
		Change %
Reported revenues for the three months ended December 31, 2015	$598.0
Reported revenues for the three months ended December 31, 2014	642.5
Revenue change	(44.5)	(7%)

Estimated foreign exchange impact	20.2
Estimated U.S. fuel price impact	27.2
Revenue change excluding foreign exchange and U.S. fuel price
impacts - see (d) below	$2.9	—

Operating Expense Change Excluding Estimated Foreign
Exchange and U.S. Fuel Price Impacts
		Change %
Reported operating expenses for the three months ended December 31, 2015	$379.1
Reported operating expenses for the three months ended December 31, 2014	428.6
Operating expense change	(49.5)	(12%)

Estimated foreign exchange impact	20.4
Estimated U.S. fuel price impact	15.2
Operating expense change excluding foreign exchange and U.S. fuel price
impacts - see (d) below	$(13.9)	(3%)

(a)
The Company believes adjusted diluted earnings per share is meaningful as it allows investors to evaluate the Company's performance for different periods on a more comparable basis by excluding the impact of changes in foreign currency exchange rates and items that are not directly related to the ongoing operations of the Company.

(b)
The Company believes adjusted operating expenses, operating income and operating ratio are meaningful as they allow investors to evaluate the Company's performance for different periods on a more comparable basis by excluding items that are not directly related to the ongoing operations of the Company.

(c)	Operating ratio is calculated by dividing operating expenses by revenues; or in the case of adjusted operating ratio, adjusted operating expenses divided by revenues.

(d)
The Company believes revenue and operating expense changes excluding foreign exchange and U.S. fuel price impacts are meaningful measures as they allow investors to evaluate the Company's performance for different periods on a more comparable basis by excluding the impacts of fluctuations in foreign currency exchange rates and U.S. fuel price by holding these rates constant between the reporting periods.

Headquartered in Kansas City, Mo., Kansas City Southern (KCS) (NYSE: KSU) is a transportation holding company that has railroad investments in the U.S., Mexico and Panama.  Its primary U.S. holding is KCSR, serving the central and south central U.S.  Its international holdings include Kansas City Southern de Mexico, S.A. de C.V., serving northeastern and central Mexico and the port cities of Lázaro Cárdenas, Tampico and Veracruz, and a 50 percent interest in Panama Canal Railway Company, providing ocean-to-ocean freight and passenger service along the Panama Canal.  KCS’ North American rail holdings and strategic alliances are primary components of a NAFTA Railway system, linking the commercial and industrial centers of the U.S., Mexico and Canada.

This news release contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur.  Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements.  Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof.  Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; interest rates; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; credit risk of customers and counterparties and their failure to meet their financial obligations; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; insufficiency of insurance to cover lost revenue, profits or other damages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic conditions; political and economic conditions in Mexico and the level of trade between the United States and Mexico; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business.  More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 1-4717) and subsequent reports.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  KCS is not obligated to update any forward-looking statements to reflect future events or developments.

Kansas City Southern and Subsidiaries
Consolidated Statements of Income
(In millions, except share and per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues	$598.0	$642.5	$2,418.8	$2,577.1
Operating expenses:
Compensation and benefits	103.9	123.2	442.2	474.5
Purchased services	50.9	62.0	223.0	245.2
Fuel	69.9	95.1	306.9	415.9
Equipment costs	29.2	29.6	119.4	119.2
Depreciation and amortization	73.9	67.3	284.6	258.1
Materials and other	51.3	51.4	229.3	216.8
Lease termination costs	—	—	9.6	38.3
Total operating expenses	379.1	428.6	1,615.0	1,768.0
Operating income	218.9	213.9	803.8	809.1
Equity in net earnings of unconsolidated affiliates	3.9	4.5	18.3	21.1
Interest expense	(23.7)	(18.3)	(81.9)	(72.8)
Debt retirement and exchange costs	(7.6)	—	(7.6)	(6.6)
Foreign exchange loss	(4.5)	(31.4)	(56.6)	(35.5)
Other income (expense), net	(0.3)	1.5	(3.4)	(2.2)
Income before income taxes	186.7	170.2	672.6	713.1
Income tax expense	46.7	28.5	187.3	208.8
Net income	140.0	141.7	485.3	504.3
Less: Net income attributable to noncontrolling interest	0.7	0.7	1.8	1.7
Net income attributable to Kansas City Southern and subsidiaries	139.3	141.0	483.5	502.6
Preferred stock dividends	—	—	0.2	0.2
Net income available to common stockholders	$139.3	$141.0	$483.3	$502.4

Earnings per share:
Basic earnings per share	$1.28	$1.28	$4.41	$4.56
Diluted earnings per share	$1.28	$1.28	$4.40	$4.55

Average shares outstanding (in thousands):
Basic	108,521	110,227	109,709	110,163
Potentially dilutive common shares	216	266	206	270
Diluted	108,737	110,493	109,915	110,433

Kansas City Southern and Subsidiaries
Revenue & Carload/Units by Commodity - Fourth Quarter 2015 and 2014

	Revenues			Carloads and Units			Revenue per
	(in millions)			(in thousands)			Carload/Unit
	Fourth Quarter		%	Fourth Quarter		%	Fourth Quarter		%
	2015	2014	Change	2015	2014	Change	2015	2014	Change

Chemical & Petroleum
Chemicals	$52.9	$53.3	(1%)	28.0	28.3	(1%)	$1,889	$1,883	—
Petroleum	35.3	32.4	9%	20.4	17.0	20%	1,730	1,906	(9%)
Plastics	32.2	29.6	9%	18.1	16.3	11%	1,779	1,816	(2%)
Total	120.4	115.3	4%	66.5	61.6	8%	1,811	1,872	(3%)

Industrial & Consumer Products
Forest Products	64.2	67.4	(5%)	29.8	32.4	(8%)	2,154	2,080	4%
Metals & Scrap	45.5	65.4	(30%)	25.3	33.9	(25%)	1,798	1,929	(7%)
Other	19.9	18.3	9%	17.3	17.6	(2%)	1,150	1,040	11%
Total	129.6	151.1	(14%)	72.4	83.9	(14%)	1,790	1,801	(1%)

Agriculture & Minerals
Grain	56.7	65.7	(14%)	31.7	34.7	(9%)	1,789	1,893	(5%)
Food Products	37.5	35.9	4%	17.6	15.9	11%	2,131	2,258	(6%)
Ores & Minerals	7.0	5.5	27%	8.0	5.7	40%	875	965	(9%)
Stone, Clay & Glass	7.4	6.6	12%	3.2	2.9	10%	2,313	2,276	2%
Total	108.6	113.7	(4%)	60.5	59.2	2%	1,795	1,921	(7%)

Energy
Utility Coal	44.2	42.7	4%	52.9	44.2	20%	836	966	(13%)
Coal & Petroleum Coke	9.4	10.9	(14%)	16.2	15.4	5%	580	708	(18%)
Frac Sand	5.9	15.4	(62%)	4.1	7.8	(47%)	1,439	1,974	(27%)
Crude Oil	8.3	7.5	11%	6.1	4.2	45%	1,361	1,786	(24%)
Total	67.8	76.5	(11%)	79.3	71.6	11%	855	1,068	(20%)

Intermodal	93.4	102.4	(9%)	244.3	261.0	(6%)	382	392	(3%)

Automotive	54.7	60.6	(10%)	32.8	32.5	1%	1,668	1,865	(11%)

TOTAL FOR COMMODITY GROUPS	574.5	619.6	(7%)	555.8	569.8	(2%)	$1,034	$1,087	(5%)

Other Revenue	23.5	22.9	3%

TOTAL	$598.0	$642.5	(7%)

Kansas City Southern and Subsidiaries
Revenue & Carload/Units by Commodity - Years Ended December 31, 2015 and 2014

	Revenues			Carloads and Units			Revenue per
	(in millions)			(in thousands)			Carload/Unit
	Years Ended		%	Years Ended		%	Years Ended		%
	2015	2014	Change	2015	2014	Change	2015	2014	Change

Chemical & Petroleum
Chemicals	$215.6	$214.3	1%	115.8	115.2	1%	$1,862	$1,860	—
Petroleum	136.9	124.5	10%	76.3	68.2	12%	1,794	1,826	(2%)
Plastics	121.7	114.2	7%	67.6	63.5	6%	1,800	1,798	—
Total	474.2	453.0	5%	259.7	246.9	5%	1,826	1,835	—

Industrial & Consumer Products
Forest Products	269.7	271.5	(1%)	127.1	129.6	(2%)	2,122	2,095	1%
Metals & Scrap	221.9	272.3	(19%)	120.7	141.4	(15%)	1,838	1,926	(5%)
Other	78.8	79.5	(1%)	72.7	76.4	(5%)	1,084	1,041	4%
Total	570.4	623.3	(8%)	320.5	347.4	(8%)	1,780	1,794	(1%)

Agriculture & Minerals
Grain	231.0	258.2	(11%)	132.9	137.7	(3%)	1,738	1,875	(7%)
Food Products	142.7	137.6	4%	64.7	60.0	8%	2,206	2,293	(4%)
Ores & Minerals	27.2	23.0	18%	28.9	24.0	20%	941	958	(2%)
Stone, Clay & Glass	28.4	27.8	2%	12.3	12.2	1%	2,309	2,279	1%
Total	429.3	446.6	(4%)	238.8	233.9	2%	1,798	1,909	(6%)

Energy
Utility Coal	140.6	199.1	(29%)	173.7	192.5	(10%)	809	1,034	(22%)
Coal & Petroleum Coke	39.6	40.9	(3%)	61.2	60.3	1%	647	678	(5%)
Frac Sand	38.4	63.7	(40%)	23.1	32.3	(28%)	1,662	1,972	(16%)
Crude Oil	33.7	23.1	46%	22.8	14.1	62%	1,478	1,638	(10%)
Total	252.3	326.8	(23%)	280.8	299.2	(6%)	899	1,092	(18%)

Intermodal	381.5	395.8	(4%)	990.3	1,019.6	(3%)	385	388	(1%)

Automotive	218.7	238.4	(8%)	126.5	127.1	—	1,729	1,876	(8%)

TOTAL FOR COMMODITY GROUPS	2,326.4	2,483.9	(6%)	2,216.6	2,274.1	(3%)	$1,050	$1,092	(4%)

Other Revenue	92.4	93.2	(1%)

TOTAL	$2,418.8	$2,577.1	(6%)